UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 28, 2004

                            Heritage Bankshares, Inc.
                            -------------------------
               (Exact name of registrant as specified in charter)

                                    Virginia
         (State or other jurisdiction of incorporation or organization)

        0-11255                                          54-1234322
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(Commission File Number)                       (IRS Employer Identification No.)

  200 East Plume Street, Norfolk, Virginia                           23510
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  (Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number including area code 757-523-2600
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                                TABLE OF CONTENTS

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is a press release dated January 28, 2004. Such exhibit is being furnished pursuant to this Item 12, and shall not be deemed filed under the securities Exchange Act of 1934, as amended.


     Exhibit No.         Description
     -----------         -----------

         99.1             Press Release of the Company dated January 28, 2004

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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       HERITAGE BANKSHARES, INC.

Date: January 28, 2004           By:   /s/ Catherine P. Jackson
                                           --------------------
                                 Name:  Catherine P. Jackson
                                        -----------------------
                                 Title: Chief Financial Officer
                                        -----------------------